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                                                                 Exhibit 10.8

                              AMENDED AND RESTATED
                            TAX ALLOCATION AGREEMENT

This Agreement, dated as of January 1, 1990, is made by and among Northeast Utilities (the "Parent Company") and The Connecticut Light and Power Company, Western Massachusetts Electric Company, Holyoke Water Power Company, Northeast Utilities Service Company, Northeast Nuclear Energy Company, Holyoke Power and Electric Company, The Rocky River Realty Company, The Quinnehtuk Company, Research Park, Inc., Charter Oak Energy, Inc., and Charter Oak Paris, Inc., and (as of the date on which each of the following companies became a member of the Parent Company affiliated group, as defined in Section 1504(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code")), HEC, Inc., Public Service Company of New Hampshire, North Atlantic Energy Corporation and North Atlantic Energy Service Corporation (hereinafter collectively "subsidiaries" and singly "subsidiary") in accordance with rule 45(c).(1) The subsidiaries join in the annual filing of a consolidated federal income tax return with the Parent Company.

In consideration of the mutual benefits and obligations provided for herein, the Parties to this Agreement hereby agree that the consolidated federal income tax, as defined by rule 45(c)(1), of the Parent Company and the subsidiaries shall be allocated as follows:

1. APPORTIONMENT OF PARENT COMPANY INCOME OR LOSS. The net taxable income or loss of the Parent Company attributable to the operations of the subsidiaries or to dividends received from the subsidiaries, computed on a separate return basis ("separate taxable income"), shall be apportioned among such subsidiaries in proportion to the dividends paid by each subsidiary to the Parent Company. The separate taxable income of the Parent Company or a subsidiary is the income or loss of such company for a tax year, computed as though such company had always filed a separate return on the same basis as used in the consolidated return, with the following adjustments:

         (a) Gains and losses on intercompany transactions shall be taken into account as provided in Treas. Reg. ss. 1.1502-13 and 13T.

         (b) Gains and losses relating to inventory adjustments shall be taken into account as provided in Treas. Reg. ss. 1.1502-18.

         (c) Dividends and other transactions with respect to stock, bonds, or other obligations of members shall be reflected as provided in Treas. Reg. ss. 1.1502-14 and -14T.

         (d) Excess losses shall be included in income as provided in Reg. ss. 1.1502-19.

---------------------------
(1) References to rule 45 are to rule 45 of the Public Utility Holding Company Act of 1935.

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         (e)   In the computations of tax credits and recapture, Treas.
               Reg. ss. 1.1502-3(f)(2) shall apply.

         (f) Basis shall be determined under Treas. Reg. ss. 1.1502-31T or ss. 1.1502-32, and earnings and profits shall be determined under Treas. Reg. ss. 1.1502-33T.

         (g) Payments made or received under this Agreement shall be eliminated.

         (h) Items attributable to a consolidated return year but not allowable on a separate company basis (such as deductions for percentage depletion or net operating loss carryovers or carrybacks), to the extent such items were previously taken into account to reduce the consolidated taxable income shall be excluded.

 2. ALLOCATION OF CONSOLIDATED TAX. The consolidated federal income tax, as defined by rule 45(c)(1), exclusive of capital gains taxes (see paragraph (3)), and the alternative minimum tax (see paragraph (7)), and before the application or recapture of any credits (see paragraph
         (4)) and the results of any special benefits (see paragraph (5)), shall be allocated among the subsidiaries based on their separate taxable income or loss, computed without regard to net capital gains or losses, and after the application of paragraph (1). The tax allocated to a company under this procedure, which may be either positive or negative, shall be equal to the consolidated federal income tax multiplied by a fraction, the numerator of which is the separate taxable income or loss of the company and the denominator of which is the consolidated taxable income. However, no company shall receive a negative allocation greater (in absolute value) than the amount by which its loss has reduced the consolidated federal income tax liability. Conversely, a company shall receive a negative allocation for any loss or deduction it cannot use currently to the extent such loss or deduction reduces the consolidated federal income tax liability. If the consolidated tax liability is greater than the aggregate tax on the separate taxable income of the Parent Company and each subsidiary ("separate return tax"), then no subsidiary shall receive an allocation greater than its separate return tax, and the Parent Company shall be liable for the excess of the consolidated tax over the sum of the separate return taxes of the subsidiaries, subject to recovery in later years from subsequent consolidated tax benefits.

 3. ALLOCATION OF CAPITAL GAINS TAXES. The portion of the consolidated tax attributable to net capital gains and losses shall be allocated directly to the subsidiaries giving rise to such items. The effects of netting capital gains and losses in the current year shall follow the principles of paragraph (2). The effects of capital loss carrybacks or carryforwards shall follow the principles of paragraph (6). See rules 45(c)(3) and 45(c)(5).

 4. ALLOCATION OF GENERAL BUSINESS CREDITS. The general business credit utilized on the consolidated return allocated to a subsidiary, which can be positive or negative, shall be equal to the consolidated general business credit utilized multiplied by a fraction, the numerator of which is that subsidiary's total taxes allocated under paragraphs (2) and (3) and the denominator of which is the total taxes of all subsidiaries under paragraphs (2) and (3). If the consolidated group is in a credit carryforward situation, the utilized credit shall be allocated based on the vintages that comprise the utilized credit. For purposes of

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         the consolidated return, the credits utilized are determined on a first-in first-out basis with all credits generated by all subsidiaries in the earliest year utilized first before credits generated in a subsequent year can be utilized. For purposes of allocating the credits pursuant to this agreement, and in accordance with the separate return limitation of paragraph (10), the credits utilized shall be determined on a first-in first-out basis with the credits generated by subsidiaries allocated positive taxes in paragraphs (2) and (3) utilized first, for all available vintages, before credits generated by subsidiaries allocated negative taxes in paragraphs (2) and (3) are utilized. If the vintages of credits utilized pursuant to this agreement differ from those utilized according to the consolidated return for a subsidiary, then the vintages of credits utilized pursuant to this agreement shall be exchanged among the affected subsidiaries. General business credits that are lost due to reductions, limitations and expirations imposed by the Code or the regulations thereunder shall be allocated in an appropriate and reasonable manner.

 5. ALLOCATION OF SPECIAL BENEFITS. Any special benefits, such as the effects of Section 1341 of the Code, shall be allocated directly to the subsidiaries giving rise to them. See rule 45(c)(3).

 6. ALLOCATION OF A NET OPERATING LOSS. Should the consolidated group generate a net operating loss for a calendar year, each company shall first receive a positive allocation to the extent of its separate return tax, or a negative allocation to the extent that its corporate taxable loss reduces the consolidated taxable income for the calendar year. The current consolidated net operating loss shall then be apportioned to each subsidiary with a taxable loss and carried back or forward to year(s) when the consolidated net operating loss can be utilized. The consolidated reduction in tax resulting from the carryback or carryforward of the net operating loss shall be apportioned to loss subsidiaries in accordance with paragraphs (2) through (5). See rule 45(c)(5).

 7. ALLOCATION OF ALTERNATIVE MINIMUM TAX OR CREDIT. If a current consolidated alternative minimum tax liability exists, such liability will be allocated to those subsidiaries with a separate company alternative minimum tax liability. This allocation shall be accomplished by first allocating the consolidated regular tax liability to each subsidiary in accordance with paragraph (2) and then allocating the alternative minimum tax to each subsidiary based on the excess of each subsidiary's tentative minimum tax, as defined in Section 55(b)(1) of the Code, over the regular tax allocated to it. The alternative minimum tax allocated to a subsidiary pursuant to this procedure, shall thus be equal to the consolidated alternative minimum tax liability multiplied by a fraction, the numerator of which is the amount by which that subsidiary's separate Company tentative minimum tax exceeds the regular tax allocated to it under paragraph (2) and the denominator of which is the total of the alternative minimum tax liabilities of those subsidiaries with a separate company alternative minimum tax liability. If the regular tax in the consolidated tax return is reduced by reason of the alternative minimum tax credit (as defined in Section 53 of the Code), the benefit of such credit shall be allocated to those subsidiaries who (by having an alternative minimum tax liability allocated to them in a prior year) generated the credit, with the earliest liabilities being used first. See rules 45(c)(3) and 45(c)(5).

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 8.      ALLOCATION OF SUPERFUND TAX LIABILITY. If a consolidated current superfund tax liability exists, such liability shall be allocated to each subsidiary based on a fraction, the numerator of which is that subsidiary's alternative minimum taxable income or loss (as defined in Section 59A of the Code) after reflecting paragraph (1) and the denominator of which is consolidated alternative minimum taxable income after reflecting paragraph (1). Subsidiaries with alternative minimum taxable income will be allocated a superfund tax liability while subsidiaries with an alternative minimum taxable loss will be allocated a tax benefit. See rule 45(c)(3).

 9. PAYMENTS FOR ALLOCATIONS. A subsidiary with a net positive allocation shall pay the Parent Company the net amount allocated in the amounts and on the dates indicated by the Parent Company, while a subsidiary with a net negative allocation shall receive payment from the Parent Company in the amount of its negative allocation. The payment made to a subsidiary with a negative allocation should equal the amount by which the consolidated tax is reduced by including the subsidiary's net corporate tax loss in the consolidated tax return. The Parent Company shall pay to the Internal Revenue Service the consolidated group's net current federal income tax liability from the net of the receipts and payments. See rule 45(c)(5).

 10. SEPARATE RETURN LIMITATION. No subsidiary shall be allocated a federal income tax which is greater than the federal income tax computed as if such subsidiary had always filed a separate return. See rule 45(c)(2).

 11. STATE TAX LIABILITIES. Any current state income tax liability or benefit associated with a state income tax return involving more than one subsidiary shall be allocated to such subsidiaries doing business in such state following the principles set forth herein for current federal income taxes, except that solely for purposes of allocating the New Hampshire business profits tax for any tax year ending on or before December 31, 1997, all of the New Hampshire business profits tax benefits available to a New Hampshire subsidiary (regardless of whether such benefits are used in the computation of the actual unitary tax liability of the group) shall be used in determining the allocation of such tax among the subsidiaries according to the following priority:
         (a) tax credits, (b) tax losses, and (c) other benefits, provided, however, that no New Hampshire subsidiary shall be reimbursed for any credit against the New Hampshire business profits tax used by another subsidiary until such time as the New Hampshire subsidiary that generated such tax credit could have utilized such credit to offfset its New Hampshire business profits tax liability and provided further that in no event shall the New Hampshire business profits tax liability allocated to any subsidiary exceed the separate return tax liability of such subsidiary. (See rule 45(c).

 12. FILING TAX RETURNS. The Parent Company shall prepare and file the consolidated federal income tax return for the subsidiaries that are parties to this Agreement. The Parent Company shall act as the sole agent for each subsidiary with respect to the payment of any liability shown on the federal income tax return and for all other purposes required by Treas. Reg. ss. 1.1502-77(a).

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 13.     ADJUSTMENT OF TAX LIABILITY. In the event that the consolidated federal or state income tax liability for any year is redetermined subsequent to the allocation of the consolidated tax liability reported for that tax year, the redetermined tax liability shall be allocated pursuant to this Agreement as if the adjustments and modifications related to the redetermination had been a part of the original return. In the case of a negotiated adjustment not involving an item-by-item modification of the consolidated return, the amount of the adjustment shall be distributed in an appropriate and reasonable manner. Any interest or penalties associated with the underpayment or overpayment of tax shall be allocated based on the allocation of the underlying underpayment or overpayment of tax.

 14. EXAMPLES. The parties hereto agree that they shall be guided in the interpretation of this Agreement by the examples that will be prepared from time to time by the Parent Company.

 15. EFFECTIVE DATE. This Agreement amends and restates the prior agreement relating to the allocation of federal and state income tax liability dated January 1, 1990 by replacing in full such prior agreement. This Agreement shall be effective for allocation of the current federal and state income tax liabilities of the consolidated group for the calendar year 1990 and all subsequent years until this Agreement is further amended in writing by each such Company which is or becomes a party to this Agreement. For any party to this Agreement that became a member of the Parent Company's affiliated group after January 1, 1990, this Agreement shall be effective as of the date such subsidiary became a member of the affiliated group. If at any time any other company becomes a member of the Parent Company's affiliated group, the parties hereto agree that such new member may become a party to this Agreement by executing a duplicate copy of this Agreement. See rule 45(c).

 16. FILING WITH SECURITIES AND EXCHANGE COMMISSION. In accordance with rule 45(c)(6), this Agreement shall be filed as an Amendment to the Parent Company's Annual Report to the Securities and Exchange Commission on Form U5S.

 17. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Connecticut.

 18. COUNTERPARTS. This Agreement may be executed in one or more counterparts all of which taken together shall constitute one and the same instrument.

 19. MISCELLANEOUS. This Agreement contains the complete agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. No term or provision of this Agreement shall be construed to confer a benefit upon, or grant a privilege or right to, any person other than the parties hereto.

The above procedures for apportioning the consolidated annual net current federal and state income tax liability and expense of Northeast Utilities and its subsidiaries have been duly

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authorized and agreed to by each of the below listed members of the consolidated group as evidenced by the signature of a duly authorized officer of each company:

                                      NORTHEAST UTILITIES

                                      By:  /s/ Robert E. Busch
                                            Robert E. Busch
                                            Executive Vice President and
                                            Chief Financial Officer


                                      THE CONNECTICUT LIGHT AND POWER COMPANY

                                      By: /s/ Walter F. Torrance, Jr.
                                            Walter F. Torrance, Jr.
                                            Senior Vice President, Secretary
                                            and General Counsel


                                      WESTERN MASSACHUSETTS ELECTRIC COMPANY

                                      By: /s/ Eugene G. Vertefeuille
                                            Eugene G. Vertefeuille
                                            Assistant Treasurer


                                      HOLYOKE WATER POWER COMPANY

                                      By: /s/ Robert E. Busch
                                            Robert E. Busch
                                            Executive Vice President and
                                            Chief Financial Officer


                                      NORTHEAST UTILITIES SERVICE COMPANY

                                      By: /s/ Walter F. Torrance, Jr.
                                            Walter F. Torrance, Jr.
                                            Senior Vice President, Secretary and
                                            General Counsel


                                      NORTHEAST NUCLEAR ENERGY

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                                      COMPANY

                                      By: /s/ Eugene G. Vertefeuille
                                            Eugene G. Vertefeuille
                                            Assistant Treasurer


                                      HOLYOKE POWER AND ELECTRIC COMPANY

                                      By: /s/ Robert E. Busch
                                            Robert E. Busch
                                            Executive Vice President and
                                            Chief Financial Officer


                                      THE ROCKY RIVER REALTY COMPANY

                                      By: /s/ Walter F. Torrance, Jr.
                                            Walter F. Torrance, Jr.
                                            Senior Vice President, Secretary
                                            and General Counsel


                                      THE QUINNEHTUK COMPANY

                                      By: /s/ Eugene G. Vertefeuille
                                            Eugene G. Vertefeuille
                                            Assistant Treasurer


                                      RESEARCH PARK, INC.

                                      By: /s/ Robert E. Busch
                                            Robert E. Busch
                                            Executive Vice President and
                                            Chief Financial Officer


                                      CHARTER OAK ENERGY, INC.

                                      By: /s/ Walter F. Torrance, Jr.
                                            Walter F. Torrance, Jr.
                                            Senior Vice President, Secretary
                                            and General Counsel

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                                      CHARTER OAK PARIS, INC.

                                      By: /s/ Eugene G. Vertefeuille
                                            Eugene G. Vertefeuille
                                            Assistant Treasurer


                                      HEC, INC.

                                      By: /s/ Walter F. Torrance, Jr.
                                            Assistant Clerk


                                      PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

                                      By:  /s/ William T. Frain, Jr.
                                            William T. Frain, Jr.
                                            Vice President


                                      NORTH ATLANTIC ENERGY CORPORATION

                                      By: /s/ Robert E. Busch
                                            Robert E. Busch
                                            Executive Vice President and
                                            Chief Financial Officer


                                      NORTH ATLANTIC ENERGY SERVICE CORPORATION

                                      By:  /s/ John F. Opeka
                                            John F. Opeka
                                            Executive Vice President-Nuclear


                                      June 3, 1992

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